EXHIBIT 99.1

                              VOTING AGREEMENT

     This Voting Agreement (this "Agreement"), dated January 24, 2002, is by and among Shoney's, Inc., a Tennessee corporation (the "Company"), LSF4 Acquisition, LLC, a Delaware limited liability company (the "Buyer Subsidiary"), Lone Star U.S. Acquisitions LLC, a Delaware limited liability company, U.S. Restaurant Properties Operating Limited Partnership, a Delaware limited partnership (collectively, the "Buyer"), and those shareholders of the Company listed on Schedule I hereto (each, a "Shareholder," and collectively, the "Shareholders").

     WHEREAS, on even date herewith, the Company, the Buyer and the Buyer Subsidiary are entering into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which the Buyer Subsidiary will be merged with and into the Company (the "Merger");

     WHEREAS, each Shareholder owns beneficially and of record the number of shares of common stock (the "Common Stock") of the Company set forth opposite such Shareholder's name on Schedule I hereto;

     WHEREAS, the Company, the Buyer, the Buyer Subsidiary and the Shareholders desire to set forth their agreement with respect to the voting of the Shareholders' shares of Common Stock with respect to the Merger and the Merger Agreement; and

     WHEREAS, in executing and delivering the Merger Agreement, the Buyer and the Buyer Subsidiary are relying on the agreements contained herein.

     NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1. VOTING OF COMMON STOCK. Each Shareholder hereby severally (and not jointly) agrees that, during the time this Agreement is in effect, at any meeting of the shareholders of the Company, however called, or in any other circumstance in which the vote, consent or approval of shareholders of the Company is sought, such Shareholder shall (a) vote such Shareholder's shares of Common Stock to approve and vote in favor of the Merger Agreement; (b) vote such Shareholder's shares of Common Stock against any action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement; and (c) vote such Shareholder's shares of Common Stock against any action or agreement (other than the Merger Agreement or the transactions contemplated thereby) that would impede, interfere with, delay, postpone or attempt to discourage the Merger, including, but not limited to: (i) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company or any of its subsidiaries; (ii) a sale or transfer of a material amount of assets of the Company or any of its subsidiaries or a reorganization, recapitalization or liquidation of the Company or any of its subsidiaries; (iii) any change in the management or board of directors of the Company, except as otherwise agreed to in writing by the Buyer; (iv) any material change in the present capitalization or dividend policy of the Company; or (v) any other material change in the Company's corporate structure or business.



     2. GRANT OF IRREVOCABLE PROXY; APPOINTMENT OF PROXY.

        (a) Each Shareholder hereby irrevocably grants to, and appoints the Buyer such Shareholder's proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of such Shareholder, to vote such Shareholder's shares of Common Stock to approve and vote in favor of the Merger Agreement and the transactions contemplated by the Merger Agreement, and against any Acquisition Proposal (as defined in the Merger Agreement) and as otherwise contemplated by Section 1..

        (b) Each Shareholder severally (and not jointly) represents that any proxies heretofore given in respect of such Shareholder's shares of Common Stock are revocable, and that any such proxies are hereby revoked.

        (c) Each Shareholder severally (and not jointly) understands and acknowledges that the Buyer and the Buyer Subsidiary are entering into the Merger Agreement in reliance upon such Shareholder's execution and delivery of this Agreement. Each Shareholder severally (and not jointly) hereby affirms that the irrevocable proxy set forth in this Section 2 is given in connection with the execution of the Merger Agreement and affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked until the termination of this Agreement pursuant to Section 8(f). Each Shareholder severally (and not jointly) hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. THIS PROXY AND POWER OF ATTORNEY IS IRREVOCABLE AND COUPLED WITH AN INTEREST AND, IS EXECUTED AND INTENDED TO BE IRREVOCABLE. Each Shareholder shall execute and deliver to the Buyer any proxy cards that such Shareholder receives to vote in favor of the consummation of the Merger. The Buyer shall deliver to the Secretary of the Company any such proxy cards received by it at any meeting called to approve the consummation of the Merger.

     3. NO INCONSISTENT ARRANGEMENTS. Each Shareholder severally (and not jointly) hereby covenants and agrees that, except as contemplated by this Agreement and the Merger Agreement, it shall not (a) except to the Buyer Subsidiary, transfer (which term shall include, without limitation, any sale, gift, pledge or other disposition) or consent to any transfer of any or all of such Shareholder's shares of Common Stock or any interest therein; (b) except with the Buyer, enter into any contract, option or other agreement or understanding with respect to any transfer of any or all of such Shareholder's shares of Common Stock or any interest therein; (c) grant any proxy, power-of-attorney or other authorization in or with respect to such Shareholder's shares of Common Stock; (d) deposit any of such Shareholder's shares of Common Stock into a voting trust or enter into a voting agreement or arrangement with respect to such Shareholder's shares of Common Stock; or
(e) take any other action that would in any way restrict, limit or interfere with the performance of his, her or its obligations hereunder or the transactions contemplated hereby or by the Merger Agreement or which would make any representation or warranty of such Shareholder hereunder untrue or incorrect.

     4. NO SOLICITATION. Each Shareholder severally (and not jointly), in his, her or its capacity as a shareholder, hereby agrees that he, she or it shall not, and shall not permit or authorize any of his, her or its affiliates, representatives or agents to, directly or indirectly, encourage, solicit, explore, participate in or initiate discussions or negotiations with, or provide or disclose any



                                   2


information to, any Person (as defined in the Merger Agreement) or group (other than the Buyer or the Buyer Subsidiary or any of their affiliates or representatives) concerning any Acquisition Proposal or enter into any agreement, arrangement or understanding requiring the Company to abandon, terminate or fail to consummate the Merger or any other transactions contemplated by the Merger Agreement, other than in their capacities as officers and directors of the Company and pursuant to the terms of the Merger Agreement. Each Shareholder will immediately cease any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any Acquisition Proposal.

     5. REASONABLE BEST EFFORTS. Subject to the terms and conditions of this Agreement, each Shareholder severally (and not jointly), in his, her or its capacity as a shareholder, hereby agrees to use all reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement. Each Shareholder shall promptly consult with the Buyer and provide any necessary information and material with respect to all filings made by such Shareholder with any Governmental Authority (as defined in the Merger Agreement) in connection with this Agreement and the Merger Agreement and the transactions contemplated hereby and thereby.

     6. WAIVER OF APPRAISAL RIGHTS. Each Shareholder hereby waives any rights of appraisal or rights to dissent from the Merger that it may have.

     7. REPRESENTATIONS AND WARRANTIES OF SHAREHOLDERS. Each Shareholder hereby represents and warrants, severally (and not jointly), to the Buyer and the Buyer Subsidiary as follows:

        (a) Title. Such Shareholder has good and valid title to such Shareholder's shares of Common Stock, free and clear of any lien, pledge, charge, encumbrance or claim of whatever nature.

        (b) No Other Rights. There are no outstanding options, warrants or rights to purchase or acquire the shares of Common Stock owned by such Shareholder.

        (c) Ownership of Shares. On the date hereof, the shares of Common Stock owned by such Shareholder are owned of record or beneficially by such Shareholder and, on the date hereof, such shares of Common Stock owned by such Shareholder constitute all of the shares of Common Stock owned of record or beneficially by such Shareholder. Such Shareholder has sole voting power and sole power of disposition with respect to all of the shares of Common Stock owned by such Shareholder, with no restrictions, subject to applicable federal securities laws, on such Shareholder's rights of disposition pertaining thereto.

        (d) Power; Binding Agreement. Such Shareholder has the legal capacity, and all the necessary power and authority to enter into and perform all of his, her or its obligations under this Agreement. The execution, delivery and performance of this Agreement by such Shareholder will not violate any other agreement to which such Shareholder is a party including, without limitation, any voting agreement, shareholders agreement or voting trust. This Agreement has been duly and validly executed and delivered by such Shareholder, and assuming this Agreement has been duly and validly authorized, executed and delivered by each party hereto other than such Shareholder, this Agreement



                                    3


constitutes a valid and binding agreement of such Shareholder, enforceable against such Shareholder in accordance with its terms, except that (i) such enforcement may be subject to applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws, now or hereafter in effect, affecting creditor rights generally; and (ii) the remedy of specific performance and injunctive and other equitable relief may be subject to equitable defenses and to the discretion of the court.

     8. MISCELLANEOUS.

        (a) Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which counterparts, when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

        (b) Governing Law. This Agreement shall be governed by the laws of the State of Tennessee, without regard to principles of conflict of laws.

        (c) Amendment. This Agreement may be amended only by means of a written amendment signed by all of the parties hereto.

        (d) Successors; Assigns; Transferees. The provisions of this Agreement shall be binding upon the successors, assigns and transferees of each of the parties hereto.

        (e) Specific Performance. Each Shareholder acknowledges and agrees that the failure of such Shareholder to perform the provisions of this Agreement in accordance with their specific terms or to otherwise breach such provisions, including his, her or its failure to take all actions as are necessary on his, her or its part to the consummation of the Merger, will cause irreparable injury to the Buyer and the Buyer Subsidiary, for which damages, even if available, will not be an adequate remedy. Accordingly, each Shareholder hereby consents to the issuance of injunctive relief by any court of competent jurisdiction to compel performance of such Shareholder's obligations, including an injunction to prevent breaches, and to the granting by any such court of the remedy of specific performance of the terms and conditions hereof.

        (f) Termination. This Agreement shall terminate upon the earliest to occur of (i) the termination of the Merger Agreement in accordance with its terms, (ii) the Effective Time of the Merger Agreement (as defined therein), and (iii) any amendment to the Merger Agreement being entered into without the consent of the Shareholder (such consent being deemed to be given if the Shareholder is a director of the Company and votes in favor or consents to such amendment as a director).

        (g) Notices. all notices or communications hereunder shall be in writing (including facsimile or similar writing) addressed as follows:




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     To the Shareholders:
     -------------------

        At the addresses set forth on Schedule I hereto.

     To the Buyer or the Buyer Subsidiary:
     ------------------------------------

        c/o Hudson Advisors, L.L.C.
        600 North Pearl Street, Suite 1500
        Dallas, Texas 75201
        Telecopy: (214) 754-8401
        Attention: J.D. Dell, Esq.

        c/o U.S. Restaurant Properties, Inc.
        12240 Inwood Road, Suite 200
        Dallas, Texas 75244
        Telecopy:  (972) 490-9119
        Attention:  Robert J. Stetson, CEO


        with a copy to:
        --------------

        Jenkens & Gilchrist, P.C.
        1445 Ross Avenue, Suite 3200
        Dallas, Texas  75202
        Telecopy: (214) 855-4300
        Attention:   Robert G. McCormick, Esq.
                     Gregory J. Schmitt, Esq.

     To the Company:
     --------------

        1727 Elm Hill Pike
        Nashville, Tennessee 32710
        Telecopy:  (615) 231-2734
        Attention:  William M. Wilson

        with a copy to:
        --------------

        Dinsmore & Sholl, L.L.P.
        Bank of America Plaza, Suite 1100
        Nashville, Tennessee 32719
        Telecopy:  (615) 313-3310
        Attention:  Gary M. Brown, Esq.

Any such notice or communication shall be deemed given (i) when made, if made by hand delivery, and upon confirmation of receipt, if made by facsimile;
(ii) one (1) business day after being deposited with a next day courier, postage prepaid; or (iii) three (3) business days after being sent certified or registered mail, return receipt requested, postage prepaid, in each case addressed as above (or to such other address as such party may designate in writing from time to time).



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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                   LSF4 ACQUISITION, LLC


                                   By:   /s/ J.D. Dell
                                         -----------------------------------
                                   Name:  J.D. Dell
                                   Title: President


                                   LONE STAR U.S. ACQUISITIONS LLC


                                   By:     /s/ J.D. Dell
                                           ---------------------------------
                                   Name:   J.D. Dell
                                   Title:  Senior Vice President


                                   U.S. RESTAURANT PROPERTIES
                                   OPERATING LIMITED PARTNERSHIP


                                   By:     /s/ Robert Stetson
                                          ----------------------------------
                                   Name:  Robert Stetson
                                   Title: CEO


                                   SHONEY'S, INC.


                                   By:    /s/ William M. Wilson
                                         -----------------------------------
                                   Name:  William M. Wilson
                                   Title: Chairman of the Board


                                   /s/ Stephen E. Macadam
                                   ------------------------------------------
                                   Stephen E. Macadam

                                   /s/ Jeffrey F. Schoenbaum
                                   ------------------------------------------
                                   Jeffrey F. Schoenbaum

                                   /s/ Raymond D. Schoenbaum
                                   ------------------------------------------
                                   Raymond D. Schoenbaum

                                   /s/ Carroll D. Shanks
                                   ------------------------------------------
                                   Carroll D. Shanks

                                   /s/ Felker W. Ward, Jr.
                                   ------------------------------------------
                                   Felker W. Ward, Jr.

                                   /s/ William M. Wilson
                                   ------------------------------------------
                                   William M. Wilson



                                 SCHEDULE I
                                 ----------

                                                        NUMBER OF SHARES OF
NAME                          ADDRESS                    COMMON STOCK HELD
----                          -------                    -----------------

Stephen E. Macadam            133 Peachtree Street, NE         42,407
                              Atlanta, Georgia 30303

Jeffrey F. Schoenbaum         402 South West Shore Boulevard   96,607
                              Tampa, Florida 33609

Raymond D. Schoenabum         1640 Powers Ferry Road        1,148,098
                              Building 2, Suite 100
                              Marietta, Georgia 30067

Carroll D. Shanks             4206 Estes Road                  43,489
                              Nashville, Tennessee 37215

Felker W. Ward, Jr.           133 Peachtree Street, NE,
                              Suite 3510                       63,808
                              Atlanta, Georgia 30303

William M. Wilson            3022 Vanderbilt Place             58,798
                              Nashville, Tennessee 37212